EXHIBIT 10.1

AMENDMENT NO. 2

To

MANUFACTURING SERVICES AGREEMENT

Dated 30 June 2015

Between

Proteon Therapeutics, Inc.

And

LONZA LTD

Exhibit A Project Plan A-1

Exhibit B-1 Scope of Work

Exhibit B-2 Scope of Work

Exhibit C Estimated Timeline

Exhibit D Price and Payment

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THIS AMENDMENT No. 2 is made on the date of the last signature set forth below to the Manufacturing Services Agreement dated 30 June 2015 between Proteon Therapeutics, Inc. (“Proteon” or “Customer”) and Lonza Ltd (“Lonza”) (the “Agreement”),

BETWEEN:

Proteon, having its address at 200 West Street, Waltham, Massachusetts

and

Lonza, a Swiss Corporation having a place of business at Münchensteinerstrasse 38, CH-4002 Basel, Switzerland

WHEREAS

A.	Proteon and Lonza entered into the Agreement, under which Lonza is required to perform Services relating to the Cell Line and Product described therein, and
B.	The Parties have identified a scrivener’s error in Section 12.5(b) of the Agreement that they wish to correct,
C.	Proteon wishes Lonza to perform additional Services as set forth herein, and,
D.	Lonza is willing to perform the additional Services on the terms set out herein.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.	Section 12.5(b) of the Agreement is amended and restated as follows:

“(B) EXCEPT FOR BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER CLAUSE 13 AND EXCEPT AS OTHERWISE PROVIDED IN CLAUSE 12.2 WITH RESPECT TO THIRD PARTY CLAIMS, CUSTOMER’S LIABILITY TO LONZA UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE TOTAL AMOUNTS PAID BY CUSTOMER TO LONZA UNDER THE PROJECT PLAN GIVING RISE TO SUCH CLAIM FOR DAMAGES IN THE TWELVE (12) MONTH PERIOD PRECEDING THE FIRST CLAIM FOR DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM CUSTOMER’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.”

2.	Appendix A of the Agreement shall be amended to include the additional Services as set out in Exhibits A, B1, B-2 and C hereto

3.	Appendix A of the Agreement shall be amended to include the provision of payment for the additional Services, as set out in Exhibit D hereto

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Capitalized terms used, but not defined, herein shall have the meanings set forth in the Agreement. Save as herein provided, all other terms and conditions of the Agreement shall remain in full force and effect. The term "Agreement" as used in the Agreement shall henceforth be deemed to be reference to the Agreement as amended by the Amendment No. 2.

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AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:	/s/ Marie Leblanc
For and on behalf of	Marie Leblanc
Lonza Ltd	Associate Director
Key Account Management
Title

21 January 2016
Date

SIGNED BY:	/s/ Nadia Zieger
For and on behalf of	Nadia Zieger
Lonza Ltd	Senior Legal Counsel
Title

21 Jan. 2016
Date

SIGNED BY:	/s/ Timothy Noyes
For and on behalf of	Timothy Noyes

Proteon Therapeutics, Inc.
Title

1-15-16
Date

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